UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  September 10, 2003

                Date of Report (Date of Earliest Event Reported)


                              E-City Software, Inc.

             (Exact name of registrant as specified in its charter)

         Nevada                           333-46424               88-0461317

 (State or other jurisdiction of       (Commission            (I.R.S. Employer
          incorporation)               File Number)          Identification No.)


                1600 Canal Street, Ste 1418, New Orleans, LA 70112

               (Address of principal executive offices) (Zip code)


                                 (504) 524-5425

              (Registrant's telephone number, including area code)



ITEM 5:    OTHER EVENTS

      On September3, 2003, the Company entered into an Amended Strategic Alliance Agreement with On Alert Systems, Inc., ("On Alert") a Nevada corporation. The strategic alliance agreement provides that E-City give On Alert a global exclusive license to develop, produce and distribute all of the Company's mapping software.

      In addition, On Alert agrees to settle all of the Company's debt on terms agreeable to On Alert. On Alert also agrees to a revenue sharing arrangement that pays 5% of the gross revenue derived from the sale of E-City's mapping software.



ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1     Amended Strategic Alliance Agreement, dated September 3, 2003.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    September 10, 2003                 E-CITY SOFTWARE, INC.

                                             By: /s/William C. Robinson
                                                 ----------------------
                                                    William C. Robinson
                                              Chief Executive Officer, Director,
                                              Principal Accounting Officer,
                                              Treasurer and Secretary


Exhibit Index

99.1   Amended Strategic Alliance Agreement, dated September 3, 2003.